Exhibit 99.02

CADENCE REPORTS FIRST QUARTER 2026
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways • Exceeded Q1 revenue and EPS guidance • Record backlog of ~$8.0 billion • Raising 2026 revenue growth outlook to ~17% at the midpoint
Q2 2026 Outlook
• Revenue: $1.555 billion - $1.595 billion
• GAAP operating margin: 28.5% - 29.5%
• Non-GAAP operating margin: 44.5% - 45.5%
• GAAP EPS: $1.07 - $1.13
• Non-GAAP EPS: $2.02 - $2.08
• Expect to use approximately $200 million to repurchase Cadence shares in Q2
Q1 2026 KEY METRICS
• Revenue: $1.474 billion • GAAP operating margin: 29.3% • Non-GAAP operating margin: 44.7% • GAAP EPS: $1.23 • Non-GAAP EPS: $1.96 • Operating cash flow: $356 million
FY 2026 Outlook
• Revenue: $6.125 billion - $6.225 billion
• GAAP operating margin: 27.5% - 28.5%
• Non-GAAP operating margin: 43.5% - 44.5%
• GAAP EPS: $4.39 - $4.49
• Non-GAAP EPS: $7.85 - $7.95
• Operating cash flow: $1.875 billion - $1.975 billion
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year
Financial Results Webcast
Our Q1 2026 financial results webcast will begin April 27, 2026 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on April 27, 2026 until 5:00 p.m. (Pacific) on June 16, 2026.

April 27, 2026	Cadence Q1 2026 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2021	2022	2023	2024	2025	2026E

Revenue	$2,988	$3,562	$4,090	$4,641	$5,297	$6,125- $6,225
Revenue growth	11%	19%	15%	13%	14%	16% - 18%
3-year CAGR*	12%	15%	15%	16%	14%	~15%

GAAP operating expenses	$2,209	$2,488	$2,839	$3,291	$3,805	$4,421
GAAP operating expense growth	8%	13%	14%	16%	16%	~16%

Non-GAAP operating expenses	$1,877	$2,125	$2,373	$2,667	$2,935	$3,458
Non-GAAP operating expense growth	8%	13%	12%	12%	10%	~18%

GAAP operating margin	26.1%	30.1%	30.6%	29.1%	28.2%	27.5% - 28.5%

Non-GAAP operating margin	37.2%	40.3%	42.0%	42.5%	44.6%	43.5% - 44.5%

Rule of 40 Metric**	48.6%	59.5%	56.8%	56.0%	58.7%	~61%

GAAP earnings per share	$2.50	$3.09	$3.82	$3.85	$4.06	$4.39 - $4.49

Non-GAAP earning per share	$3.29	$4.27	$5.15	$5.97	$7.14	$7.85 - $7.95
Non-GAAP EPS growth*	18%	30%	21%	16%	20%	11%
3-year Non-GAAP EPS CAGR*	21%	25%	23%	22%	19%	15%

Weighted average diluted shares outstanding	278.9	275.0	272.7	273.8	273.3	275 - 277

Cash flow from operations	1,101	1,242	1,349	1,261	1,729	$1,875 - $1,975

Capital expenditures	65	123	102	143	142	~$240

* At midpoint of outlook.
** Rule of 40 Metric = Revenue growth % + Non-GAAP operating margin %.
Profitability Trends

(In Millions)	2021	2022	2023	2024	2025	2026E*

Revenue	$2,988	$3,562	$4,090	$4,641	$5,297	$6,175
Revenue Growth	11%	19%	15%	13%	14%	17%
3-Year Revenue Growth CAGR	12%	15%	15%	16%	14%	15%
GAAP operating margin	26.1%	30.1%	30.6%	29.1%	28.2%	28%

Non-GAAP operating margin	37.2%	40.3%	42.0%	42.5%	44.6%	44.0%
Stock-based compensation	(7.0)%	(7.6)%	(8.0)%	(8.4)%	(8.6)%	(9.2)%
Non-GAAP operating margin adjusted for stock-based compensation	30.2%	32.7%	34.0%	34.1%	36.0%	34.8%

GAAP operating income	$779	$1,074	$1,251	$1,351	$1,492	$1,754

Non-GAAP operating income	$1,111	$1,436	$1,717	$1,974	$2,361	$2,717
Non-GAAP operating income adjusted for stock-based compensation	$901	$1,166	$1,391	$1,583	$1,906	$2,148

* At midpoint of outlook.

April 27, 2026	Cadence Q1 2026 Financial Results	2

Cadence Design Systems, Inc.

Second Quarter 2026 Financial Outlook

	Q2 2025	Q1 2026	Q2 2026E

Total Revenue ($ Millions)	$1,275	$1,474	$1,555 - $1,595
Q/Q Growth		2%	5% - 8%
Y/Y Growth		19%	22% - 25%

GAAP Operating Margin	19.0%	29.3%	28.5% - 29.5%

Non-GAAP Operating Margin	42.8%	44.7%	44.5% - 45.5%

GAAP EPS	$0.59	$1.23	$1.07 - $1.13

Non-GAAP EPS	$1.65	$1.96	$2.02 - $2.08

Fiscal Year 2026 Financial Outlook

		Previous	Current
	FY 2025	FY 2026E	FY 2026E

Recurring Revenue	80%	~80%	~80%

Total Revenue ($ Millions)	$5,297	$5,900 - $6,000	$6,125 - $6,225
Y/Y Growth	14%	11% - 13%	16% - 18%

Revenue from Beginning Backlog	~69%	~67%	~66%

GAAP Operating Margin	28.2%	31.75% - 32.75%	27.5% - 28.5%

Non-GAAP Operating Margin	44.6%	44.75% - 45.75%	43.5% - 44.5%

GAAP Other Income & Expense ($ Millions)	$30	$(43) - $(33)	$(101) - $(81)

Non-GAAP Other Income & Expense ($ Millions)	$(24)	$(43) - $(33)	$(115) - $(95)

GAAP Tax Rate	27.1%	~27%	~26%

Non-GAAP Tax Rate	16.5%	16.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	273.3	272.5 - 274.5	275 - 277

GAAP EPS	$4.06	$4.95 - $5.05	$4.39 - $4.49
Y/Y Growth	5%	22% - 24%	8% - 11%

Non-GAAP EPS	$7.14	$8.05 - $8.15	$7.85 - $7.95
Y/Y Growth	20%	13% - 14%	10% - 11%

Cash Flow from Operations ($ Millions)	$1,729	~$2,000	$1,875 - $1,975

DSO	64	~55	~65

Capital Expenditures ($ Millions)	$142	~$210	~$240

April 27, 2026	Cadence Q1 2026 Financial Results	3

Cadence Design Systems, Inc.

First Quarter Financial Results
Backlog

(In Billions)	2022	2023	2024	2025	Q1 2026

Backlog	$5.8	$6.0	$6.8	$7.8	$8.0

Revenue

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Product and Maintenance	$1,111	$1,170	$1,208	$1,332	$1,349
Services	131	105	131	108	125
Total Revenue	$1,242	$1,275	$1,339	$1,440	$1,474
Recurring and Up-Front Revenue

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Revenue Recognized Over Time	77%	73%	78%	77%	73%
Other Recurring Revenue	5%	5%	4%	2%	4%
Recurring Revenue	82%	78%	82%	79%	77%
Up-Front Revenue	18%	22%	18%	21%	23%
Total Revenue	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Recurring Revenue	82%	80%	80%	80%	79%
Up-Front Revenue	18%	20%	20%	20%	21%
Total	100%	100%	100%	100%	100%
Revenue Mix by Geography

(% of Total Revenue)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Americas	48%	49%	43%	47%	45%
China	11%	9%	18%	12%	13%
Other Asia	19%	19%	18%	20%	20%
Europe, Middle East and Africa	16%	16%	14%	14%	16%
Japan	6%	7%	7%	7%	6%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Core EDA	71%	71%	71%	69%	71%
Semiconductor IP	14%	13%	14%	15%	14%
System Design and Analysis	15%	16%	15%	16%	15%
Total	100%	100%	100%	100%	100%

April 27, 2026	Cadence Q1 2026 Financial Results	4

Cadence Design Systems, Inc.

Gross Margin

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

GAAP Gross Margin	86.5%	85.6%	86.4%	86.9%	85.4%
Non-GAAP Gross Margin	88.4%	87.2%	88.0%	88.5%	88.0%

Total Costs and Expenses

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Total GAAP Costs and Expenses	$881	$1,034	$913	$977	$1,043
Total Non-GAAP Costs and Expenses	$724	$729	$701	$781	$815

Operating Margin

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

GAAP Operating Margin	29.1%	19.0%	31.8%	32.2%	29.3%
Non-GAAP Operating Margin	41.7%	42.8%	47.6%	45.8%	44.7%

Net Income Per Share

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

GAAP Net Income Per Share	$1.00	$0.59	$1.05	$1.42	$1.23
Non-GAAP Net Income Per Share	$1.57	$1.65	$1.93	$1.99	$1.96

Total DSO

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

DSO	44	51	55	64	67

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Net Cash from Operating Activities	$487	$378	$311	$553	$356
Capital Expenditures	23	44	34	41	49
Free Cash Flow	$464	$334	$277	$512	$307

Cash and Cash Equivalents

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Cash and Cash Equivalents	$2,778	$2,823	$2,753	$3,001	$1,407

•Approximately 21 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Debt

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Debt (principal value)	$2,500	$2,500	$2,500	$2,500	$2,925

Share Repurchase

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Share Repurchase	$350	$175	$200	$200	$200
Number of Shares	1.361	0.607	0.584	0.613	0.671

Employees

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

Headcount	12,837	13,152	13,693	13,800	15,110

April 27, 2026	Cadence Q1 2026 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, financial condition, strategic objectives, business model and prospects, technology and product developments, customer adoption and demand, strategic relationships, impact of Cadence's acquisition of Hexagon's design and engineering (“D&E”) business, backlog, industry trends, market growth, tax rates and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to repay debt or access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s pending acquisitions, acquisition of the D&E business and other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject, including Cadence’s ongoing compliance, cooperation, audit and other obligations under its July 2025 settlement agreements with the U.S. Department of Justice (“DOJ”) and Bureau of Industry and Security (“BIS”), any further inquiries or adverse actions by the DOJ, BIS or other U.S. or foreign governmental authorities and any impact of the settlements on Cadence’s operations and business dealings in China, U.S. government contracting business and other customer relationships; and (xii) Cadence’s ability to successfully meet any environmental, social and governance targets and practices. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence and its business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2026 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

April 27, 2026	Cadence Q1 2026 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

GAAP total costs and expenses	$881	$1,034	$913	$977	$1,043

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(108)	(118)	(116)	(113)	(138)
Amortization of acquired intangibles	(25)	(24)	(26)	(30)	(51)
Acquisition and integration-related costs	(23)	(26)	(37)	(49)	(41)
Restructuring	—	—	(27)	(2)	—
Non-qualified deferred compensation (expenses) credits	2	(8)	(6)	(2)	3
Special charges	(2)	—	—	—	—
Loss related to contingent liability*	—	(129)	—	—	—
Non-GAAP total costs and expenses**	$724	$729	$701	$781	$815

Table may not foot due to rounding

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2021	2022	2023	2024	2025	2026E

GAAP total costs and expenses	$2,209	$2,488	$2,839	$3,291	$3,805	$4,421

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(210)	(270)	(326)	(391)	(455)	(569)
Amortization of acquired intangibles	(67)	(60)	(62)	(90)	(105)	(286)
Acquisition and integration-related costs	(23)	(41)	(56)	(96)	(135)	(111)
Restructuring	1	—	(11)	(24)	(29)	—
Non-qualified deferred compensation (expenses) credits	(6)	8	(11)	(11)	(14)	3
Special charges*	(27)	—	—	(3)	(2)	—
Loss related to contingent liability**	—	—	—	(8)	(129)	—
Non-GAAP total costs and expenses***	$1,877	$2,125	$2,373	$2,667	$2,935	$3,458

Table may not foot due to rounding

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2021	2022	2023	2024	2025	2026E

GAAP operating income	$779	$1,074	$1,251	$1,351	$1,492	$1,754

Reconciling items to non-GAAP operating income
Stock-based compensation expense	210	270	326	391	455	569
Amortization of acquired intangibles	67	60	62	90	105	286
Acquisition and integration-related costs	23	41	56	96	135	111
Restructuring	(1)	—	11	24	29	—
Non-qualified deferred compensation expenses (credits)	6	(8)	11	11	14	(3)
Special charges*	27	—	—	3	2	—
Loss related to contingent liability**	—	—	—	8	129	—
Non-GAAP operating income***	$1,111	$1,436	$1,717	$1,974	$2,361	$2,717
Stock-based compensation expense	(210)	(270)	(326)	(391)	(455)	(569)
Non-GAAP operating income adjusted for stock-based compensation***	$901	$1,166	$1,391	$1,583	$1,906	$2,148

Table may not foot due to rounding

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026

GAAP gross margin as a percent of total revenue	86.5%	85.6%	86.4%	86.9%	85.4%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.4%	0.4%	0.3%	0.3%	0.4%
Amortization of acquired intangibles	1.4%	1.1%	1.2%	1.3%	2.1%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.1%	0.1%	0.1%	0.0%	0.1%
Non-GAAP gross margin as a percent of total revenue*	88.4%	87.2%	88.0%	88.5%	88.0%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026E

GAAP operating margin as a percent of total revenue	29.1%	19.0%	31.8%	32.2%	29.3%	28.5% - 29.5%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8.7%	9.3%	8.7%	7.9%	9.4%	9%
Amortization of acquired intangibles	2.0%	1.8%	1.9%	2.1%	3.4%	5%
Acquisition and integration-related costs	1.8%	2.0%	2.8%	3.4%	2.8%	2%
Restructuring	0.0%	0.0%	2.0%	0.1%	0.0%	0%
Non-qualified deferred compensation expenses (credits)	(0.1)%	0.6%	0.4%	0.1%	(0.2)%	0%
Special charges	0.2%	0.0%	0.0%	0.0%	0.0%	0%
Loss related to contingent liability*	0.0%	10.1%	0.0%	0.0%	0.0%	0%
Non-GAAP operating margin as a percent of total revenue**	41.7%	42.8%	47.6%	45.8%	44.7%	44.5% - 45.5%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2021	2022	2023	2024	2025	2026E

GAAP operating margin as a percent of total revenue	26.1%	30.1%	30.6%	29.1%	28.2%	27.5% - 28.5%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7.0%	7.6%	8.0%	8.4%	8.6%	9%
Amortization of acquired intangibles	2.2%	1.7%	1.5%	2.0%	2.0%	5%
Acquisition and integration-related costs	0.8%	1.1%	1.4%	2.1%	2.5%	2%
Restructuring	0.0%	0.0%	0.3%	0.5%	0.6%	0%
Non-qualified deferred compensation expenses (credits)	0.2%	(0.2)%	0.2%	0.2%	0.3%	0%
Special charges*	0.9%	0.0%	0.0%	0.0%	0.0%	0%
Loss related to contingent liability**	0.0%	0.0%	0.0%	0.2%	2.4%	0%
Non-GAAP operating margin as a percent of total revenue***	37.2%	40.3%	42.0%	42.5%	44.6%	43.5% - 44.5%

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026E

Diluted net income per share on a GAAP basis	$1.00	$0.59	$1.05	$1.42	$1.23	$1.07 - $1.13
Stock-based compensation expense	0.39	0.43	0.42	0.41	0.50	0.54
Amortization of acquired intangibles	0.09	0.09	0.10	0.11	0.19	0.29
Acquisition and integration-related costs	0.09	0.09	0.14	0.18	0.15	0.10
Restructuring	—	—	0.10	0.01	—	—
Non-qualified deferred compensation expenses (credits)	(0.01)	0.03	0.02	0.01	(0.01)	—
Special charges	0.01	—	—	—	—	—
Loss related to contingent liability*	—	0.47	—	—	—	—
Other income or expense related to foreign currency forward exchange contract and settlement associated with an acquisition	—	—	0.07	0.04	(0.01)	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	0.01	(0.17)	0.03	(0.18)	(0.04)	—
Income tax effect of non-GAAP adjustments	(0.01)	0.12	—	(0.01)	(0.05)	0.02
Diluted net income per share on a non-GAAP basis**	$1.57	$1.65	$1.93	$1.99	$1.96	$2.02 - $2.08

Shares used in calculation of diluted net income per share	273,631	272,899	273,798	272,932	273,725

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2021	2022	2023	2024	2025	2026E

Diluted net income per share on a GAAP basis	$2.50	$3.09	$3.82	$3.85	$4.06	$4.39 - $4.49
Stock-based compensation expense	0.75	0.98	1.19	1.43	1.67	2.06
Amortization of acquired intangibles	0.24	0.22	0.23	0.33	0.38	1.04
Acquisition and integration-related costs	0.08	0.15	0.21	0.35	0.49	0.40
Restructuring	—	—	0.04	0.09	0.11	—
Non-qualified deferred compensation expenses (credits)	0.02	(0.03)	0.04	0.04	0.05	(0.01)
Special charges*	0.10	—	—	0.01	0.01	—
Loss related to contingent liability**	—	—	—	0.03	0.47	—
Other income or expense related to foreign currency forward exchange contract and settlement associated with an acquisition	—	—	—	—	0.11	(0.01)
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(0.03)	0.05	(0.17)	(0.22)	(0.31)	(0.04)
Income tax effect of non-GAAP adjustments	(0.37)	(0.19)	(0.21)	0.06	0.10	0.02
Diluted net income per share on a non-GAAP basis***	$3.29	$4.27	$5.15	$5.97	$7.14	$7.85 - $7.95

Shares used in calculation of diluted net income per share	278,858	275,011	272,748	273,833	273,312	275 - 277M

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	2024	2025	2026E

GAAP total other income and expense	$45	$30	$(101) - $(81)

Reconciling items to non-GAAP total income and expense
Other income or expense related to foreign currency forward exchange contract and settlement associated with an acquisition	—	29	(3)
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(61)	(83)	(11)
Non-GAAP total other income and expense*	$(16)	$(24)	$(115) - $(95)

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 27, 2026	Cadence Q1 2026 Financial Results	14